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                                                                   EXHIBIT 10.47

                                                        BLACKED-OUT TEXT OMITTED
                                                          AND SEPARATELY FILED
                                                        WITH THE SECURITIES AND
                                                          EXCHANGE COMMISSION

                                  Amendment 2

           To that certain Purchase Agreement dated October 22, 1992 between Federal Express Corporation and Postal Air, Inc.


                                    RECITALS

This Amendment (the "Amendment") is entered into by and between Federal Express Corporation ("Federal") and Postal Air, Inc. ("Buyer") and amends the Purchase Agreement dated as of October 22, 1992 (the "Purchase Agreement") by and between Federal and Buyer. Terms capitalized herein which are not otherwise defined in this Amendment shall have the meanings set forth for such terms as provided in the Purchase Agreement unless the context clearly requires otherwise.

1. Federal and Buyer entered into the Purchase Agreement, which specifies the purchase of Ten (10) Aircraft Kits from Federal by Buyer, and

2. A restraining order issued by a Federal judge has negated the award of the ANET-93-01 contract to Buyer by the U.S. Postal Service, which is affecting Buyer's ability to take delivery of Aircraft Kits according to the original dates specified in the Agreement, Buyer and Federal now therefore agree, in consideration of the foregoing and the mutual covenants contained herein, as follows:


     1. Exhibit C to the Purchase Agreement shall be replaced in its entirety with the following:

          A. Within Ten (10) business days following the reawarding of the ANET-93-01 contract to Buyer by the U.S. Postal Service, Buyer shall negotiate new delivery dates with Federal for the Ten (10) Aircraft Kits. Federal shall use best efforts to deliver Kits according to the schedule requested by Buyer, but shall not be obligated to provide any kits until 210 days after deposits are received from Buyer. Should Buyer not be reawarded the ANET-93-01 contract by April 30, 1993, or otherwise proceed with the terms and conditions of the Agreement, Buyer shall elect One (1) of the following options by written notice to Federal not later than April 30, 1993:

               i. Buyer may elect to terminate the Agreement by paying to Federal a one-time cancellation fee of $300,000 not later than May 10, 1993, upon which the Parties shall have no further obligation to one another.

               ii. Buyer may request one further extension of the dates on which deposits and delivery date notice shall be required

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                                                        BLACKED-OUT TEXT OMITTED
                                                          AND SEPARATELY FILED
                                                        WITH THE SECURITIES AND
                                                          EXCHANGE COMMISSION

                    to a date not later than December 31, 1993. If Buyer thereafter elects to terminate the Agreement, Buyer shall pay to Federal a one-time cancellation fee of $500,000 within ten days of providing such notice or January 10, 1994, whichever date shall occur first. Upon the payment of such cancellation fee by the above dates, the Parties shall have no further obligation to one another.

               iii. Buyer may elect to proceed with delivery of one (1) or more
                    Kits between August 1, 1993 and December 31, 1994 on dates to be mutually agreed upon by the Parties. If this option is elected, Buyer shall, not later than May 10, 1993, place with Federal a non-refundable deposit of [BLACKOUT] per Kit, which shall be applicable to the Purchase Price. Such Kits shall be purchased at Federal's 1993 list price of [BLACKOUT] per B727-100 Lightweight Kit, [BLACKOUT] per B727-200 Lightweight Kit or [BLACKOUT] per B727-200 Heavyweight Kit. In the event this option is elected, and the Kit(s) are delivered in accordance with the terms and conditions of the Agreement, no further cancellation fees shall be payable and the Parties shall have no further obligations to one another.

          B. Federal and Buyer agree to determine the Aircraft serial number for each kit not later than sixty (60) days prior to the negotiated delivery dates of such Kit. Buyer acknowledges its understanding that the normal FAA processing time for the Aircraft Flight Manual Supplements is 30-60 days and that Federal shall not be liable for any delays resulting from not receiving the above referenced information at least sixty (60) days prior to the negotiated Kit delivery dates.

     2. Exhibit D, Paragraph II is replaced in its entirety with the following:

          A. Within Ten (10) business days following the reawarding of the ANET-93-01 contract to Buyer by the U.S. Postal Service or May 10, 1993 if Buyer elects to exercise the option outlined in Section A.iii of Exhibit C, Buyer shall pay to Federal the non-refundable deposits of [BLACKOUT] per Kit required under the Agreement. The balance of the Purchase Price for each Kit shall be due at Delivery.

          B. All payments shall be made by wire transfer in immediately available U.S. funds to the account of Federal Express Corporation, account number 0710784, at Union Planters National Bank (ABA number 084000084).

     3. Except as otherwise specified in this Amendment, all terms and conditions of the Purchase Agreement shall remain in full effect.
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IN WITNESS WHEREOF, the Parties have signed this Amendment to the Agreement on this _____ day of February, 1993.



                                      FEDERAL EXPRESS CORPORATION
                                      ("Federal")

                                      By:    JAMES R. PARKER
                                         ----------------------------

                                      Name:  James R. Parker
                                      -------------------------------

                                      Title: Vice President
                                      -------------------------------


                                      POSTAL AIR, INC.
                                      ("Buyer")

                                      By:    TILMON J. REEVES
                                         ----------------------------

                                      Name:  Tilmon J. Reeves
                                      -------------------------------

                                      Title: Vice President
                                      -------------------------------